Exhibit 3.23

Entity #: 3810592 Date Filed: 05/15/2008 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Organization

Domestic Limited Liability Company

(15 Pa.C.S. § 8913)

Name			Document will be returned to the name and address you enter to the left.
Address Corporation Service Company			Ü
City W	State	Zip Code

Commonwealth of Pennsylvania CERTIFICATE OF ORGANIZATION 3 Page(s) T0813760013

Fee: $125

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

1. The name of the limited liability company (designator is required, i.e., “company”, “limited” or “limited liability company” or abbreviation): Atlas Energy Tennessee, LLC

2. The (a) address of the limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County
1550 Coraopolis Heights Road, 2nd Floor	Moon Township	PA	15108	Allegheny

(b) Name of Commercial Registered Office Provider c/o:				County

3. The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2):
Name	Address
Rosemary Morice	1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103

2003 MAY 15 PM 4:29

PA DEPT OF STATE

Certification#: 11214591-1 Page 1 of 4

DSCB:15-8913-2

4. Strike out if inapplicable term ~~A member’s interest in the company is to be evidenced by a certificate of membership interest.~~

5. Strike out if inapplicable: ~~Management of the company is vested in a manager or managers.~~

6. The specified effective date, if any is: . month date year hour, if any

7. Strike out if inapplicable: ~~The company is a restricted professional company organized to render the following restricted professional service(s~~):

8. For additional provisions of the certificate, if any, attach an 8 1/2x11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 15th day of May, 2008. Signature Signature Signature

Certification#: 11214591-1 Page 2 of 4

Entity #: 3810592 Date Filed: 12/23/2011 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Certificate of Change of Registered Office

Limited Liability Company

(15 Pa.C.S. § 8906)

Name			Document will be returned to the name and address you enter to the left.
Address CT - COUNTER			Ü

City State Zip Code

8343037	50	PA3

Commonwealth of Pennsylvania DOMESTIC - CHANGE OF REGISTERED OFFICE 2 Page(s) T1136347029

Fee: $70

In compliance with the requirements of the 15 Pa.C.S. § 8906 (relating to change of registered office) the undersigned limited liability company, desiring to effect a change of registered office, hereby states that:

1. The name of the company is: Atlas Energy Tennessee, LLC

2.  The (a) address of the company’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department:

(a) Number and street City State Zip County 1550 Coraopolis Heights Road, 2nd Floor, Moon Township, PA 15108 Allegheny

(b) Name of Commercial Registered Office Provider County c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the company in this Commonwealth is to be changed is:

    Park Place Corporate Center One, 1000 Commerce Drive, 4th Floor, Pittsburgh, PA 15275-1011 Allegheny

Number and street City State Zip County

(b) The registered office of the company shall be provided by:

c/o:
Name of Commercial Registered Office Provider County

PA054 - 06/29/2011 C T System Online

2003 DEC 23 PM 12:43

PA DEPT OF STATE

Certification#: 11214591-1 Page 3 of 4

DSCB: 15-8906-2

IN TESTIMONY WHEREOF, the undersigned company has caused this certificate to be signed by a duly authorized member or manager thereof this 22 day of Dec., 2011.

Atlas Energy Tennessee, LLC
Name of Company

Signature

Authorized Person
Title

PA054 - 06/29/2011 C T System Online

Certification #: 11214591-1 Page 4 of 4